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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20552
                    --------------------------------------------

                                      FORM 8-K
                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                    --------------------------------------------




        Date of Report (Date of earliest event reported):  June 5, 1997



                               INTERIM SERVICES INC.
                (Exact name of registrant as specified in its charter)



       DELAWARE                     0-23198                   36-3536544
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification no.)



                               2050 SPECTRUM BOULEVARD
                         FORT LAUDERDALE, FLORIDA 33309-3008
                                    (954) 938-7600
                  (Address, including zip code, and telephone number
                           of principal executive offices)



                                  Not Applicable
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

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ITEM 5.  Other Events

     On May 7, 1998, the stockholders of Registrant approved an amendment to the Restated Certificate of Incorporation of the Registrant amending ARTICLE FOURTH of the Restated Certificate of Incorporation (the "Amendment") to increase the authorized number of shares of Common Stock, par value $0.01 per share, from 50,000,000 to 100,000,000 in order to provide the Company flexibility to meet future needs for unreserved Common Stock. The Amendment was filed with the Secretary of State of the State of Delaware on May 18, 1998. The full text of the Amendment is attached to this Form as Exhibit 3.2


     (c)  EXHIBITS.

          The following exhibits are filed with this report:

     Number         Description


      3.2 Amendment to the Restated Certificate of Incorporation of the Registrant







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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  INTERIM SERVICES INC.



DATE: June 5, 1998                By:  /s/ John B. Smith
                                       ----------------------------
                                       John B. Smith, Esq.
                                       Senior Vice President and
                                       General Counsel



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                                    EXHIBIT INDEX


   3.2 Amendment to the Restated Certificate of Incorporation of the Registrant